                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  AUGUST 23, 1995

                      STATE FINANCIAL SERVICES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

     WISCONSIN                      0-18166                     39-1489983
  (State or Other                 (Commission                (I.R.S. Employer
  Jurisdiction of                File Number)              Identification No.)
   Incorporation)

                           10708 WEST JANESVILLE ROAD
                            HALES CORNERS, WI  53130
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (414) 425-1600


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

         ACQUISITION OF WATERFORD BANCSHARES, INC.   On August 23, 1995, at a
Special Meeting of Stockholders of Waterford Bancshares, Inc. ("Bancshares"), Bancshares's stockholders voted to approve the Agreement and Plan of Merger ("the Agreement") between Bancshares and WBAC, Inc. a wholly owned subsidiary of State Financial Services Corporation ("the Company"). On August 24, 1995, the Company filed the Articles of Merger with the Secretary of State of the State of Wisconsin and the merger became effective. Pursuant to the Agreement, the Company will acquire all of the 830 outstanding shares of Bancshares at a per share price of $8,005.00. The total consideration of $6,644,150 will be paid in a combination such that 50% of the consideration will be exchanged for the Company's common stock and the remaining 50% will exchanged for a combination of cash and/or promissory notes at the election of the individual shareholders of Bancshares. Bancshares' shareholders will receive 517.78 shares of the Company's Common Stock for each of their shares of Bancshares exchanged. A total of 214,882 shares of the Company's Common Stock are expected to be issued in this transaction. The amount of promissory notes to be issued in the transaction are not yet known due to the fact that Bancshares's shareholders have until September 8, 1995 to tender an election form choosing the form of consideration to be received. For purposes of the purchase accounting adjustments necessary in conjunction with this acquisition, the assets of Bancshares are being valued as of the close of business on August 23, 1995. Detailed information concerning Bancshares is set forth in and incorporated herein by reference from the combined Proxy Statement of Waterford Bancshares, Inc. and Prospectus of State Financial Services Corporation relating to the shares of the Company's Common Stock to be issued in connection with the acquisition (definitive Prospectus filed on July 18, 1995 as part of a Registration Statement on Form S-4 filed pursuant to the Securities Act of 1933, Registration Statement No. 33-59665) under the captions "Business of Bancshares," and "Management's Discussion and Analysis of Operations--Bancshares."

         PROCEDURE FOR IMPLEMENTATION OF THE AGREEMENT. On August 25, 1995, all Bancshares shareholders were sent an Election Form which is to accompany their Bancshares stock certificates to be surrendered in accordance with the terms of the Agreement. All certificates representing Bancshares Stock will be forwarded to the Firstar Trust Company, Milwaukee, Wisconsin, the transfer agent and depositary. Firstar Trust Company will be instructed to promptly issue to each Bancshares shareholder from whom one or more Bancshares stock certificates is received a certificate or certificates representing the number of whole shares of the Company's Common Stock or cash and/or promissory notes into which such holder's shares of Bancshares shall have been converted by the Agreement, together with the cash payment for any fractional share. As of August 24, 1995, stock certificates representing shares of Bancshares will evidence ownership of the Company's Common Stock for all corporate purposes, except the payment of dividends. Although dividends will continue to accrue with respect to shares of the Company's Common Stock represented by Bancshares stock certificates, such dividends will not actually be paid until the shareholder surrenders his or her certificate(s) representing Bancshares Stock. No shareholders provided the required notice at the Special Meeting of Shareholders on August 23, 1995 and thus there are no dissenters to the Agreement.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (a) FINANCIAL STATEMENTS. Rule 3-05(b) of Regulation S-X sets forth the periods for which financial statements of businesses acquired are to be furnished. In the case of Bancshares, Rule 3-05(b)(1)(ii) of Regulation S-X would apply as Bancshares's total assets at December 31, 1994 comprise 16.2% of the Company's consolidated total assets as of the same date. Accordingly, the following financial statements are filed as a part of this Report or, where so indicated, have previously been filed with the Commission by the Company and are incorporated herein by reference:

           DESCRIPTION                                        INCORPORATED BY REFERENCE FROM
           -----------------------------------                --------------------------------

           Bancshares's Audited Financial Statements and      The Financial Statements found on pages F-1
           Report of Independent Auditors as of and for       to F-20 of the Prospectus of the Company as
           the period ended December 31, 1994;                filed with Amendment No. 2 to the Company's
           Bancshares's Unaudited Financial Statements as     Registration Statement on Form S-4 dated
           of and for the periods ended December 31, 1993     July 18, 1995, under the Securities Act of
           and 1992; and Bancshares's Interim Condensed       1933, Registration No. 33-59665, declared
           Balance Sheet as of March 31, 1995 and             effective by the Commission on July 24,
           Statements of Income, and Cash Flows for the       1995 (the "S-4 Registration Statement").
           periods ended March 31, 1995 and 1994.

           Bancshares' Interim Condensed Balance Sheet as     FILED HEREWITH
           of June 30, 1995 and Statements of Income, and
           Cash Flows for the periods ended June 30, 1995
           and 1994.

         (b)  PRO FORMA FINANCIAL INFORMATION.   The following Pro Forma
Financial Statements are filed as part of this report.

           DESCRIPTION                                        INCORPORATED BY REFERENCE FROM
           -----------------------------------                --------------------------------

           The Company's and Bancshares's Pro Forma           FILED HEREWITH
           Condensed Consolidated Balance Sheet dated June
           30, 1995, Pro Forma Condensed Consolidated
           Statements of Income for the six months ended
           June 30, 1995 and the year ended December 31,
           1994; and Accompanying Footnotes thereto.

         (c)     EXHIBITS.    Filed as Exhibits to this Report are the
following:

   EXHIBIT    DESCRIPTION                                        INCORPORATED BY REFERENCE FROM
   -------    -----------------------------------                --------------------------------

     2.1      Agreement and Plan of Merger dated April 12,       FILED HEREWITH
              1995 between the Company and Bancshares
    20.1      The Company's S-4 Registration Statement,          FILED HEREWITH
              Registration No. 33-59665.





                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the undersigned has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


  Date:   September 6, 1995         STATE FINANCIAL SERVICES CORPORATION


          by:                       /s/ Michael A. Reindl
                                    --------------------------
                                    Michael A. Reindl,
                                    Vice President, Controller,
                                    and Chief Financial Officer

Waterford Bancshares, Inc.
Consolidated Balance Sheets (Unaudited)

                                                                            June 30,
                                                                             1995
                                                                         --------------
ASSETS
  Cash and due from banks                                                 $  1,168,221
  Federal Funds sold                                                           211,000
                                                                         -------------
  Cash and cash equivalents                                                  1,379,221

  Investment securities held to maturity
    (Fair value of $10,689,000)                                             10,611,904

  Loans                                                                     24,321,062
  Less allowance for loan losses                                               728,632
                                                                         -------------
                       NET LOANS                                            23,592,430

  Premises and equipment                                                       301,306
  Accrued interest receivable                                                  246,701
  Other assets                                                                 147,816
                                                                         -------------
                                                                         $  36,279,378
                                                                         =============
LIABILITIES AND STOCKHOLDERS' EQUITY
  Deposits:
    Demand                                                               $    3,514,463
    Savings                                                                  10,199,150
    Other time                                                               17,904,415
                                                                         --------------
                                        TOTAL DEPOSITS                       31,618,028

  Accrued expenses and other liabilities                                         (6,438)
  Accrued interest payable                                                       92,608
                                                                         --------------
                                       TOTAL LIABILITIES                     31,704,198
  Stockholders' equity:
    Common stock, $1 par value;
       authorized--200,000 shares
       issued and outstanding--830 shares in 1995                                 1,000
    Capital surplus                                                           2,099,000
    Retained earnings                                                         2,999,510
    Less treasury stock                                                        (524,330)
                                                                          -------------
                  TOTAL STOCKHOLDERS' EQUITY                                  4,575,180
                                                                          -------------
                                                                          $  36,279,378
                                                                          =============


Waterford Bancshares, Inc.
Consolidated Statements of Income (Unaudited)

                                            Three months ended June 30,             Six months ended June 30,
                                          1995             1994                     1995             1994
                                   ----------------   --------------          ----------------   --------------
Interest income:
  Loans, including fees                  $  537,913        $ 515,374               $1,054,274       $1,010,979
  Investment securities
    Taxable                                 125,101          129,351                  251,945          255,343
    Tax-exempt                               51,182           65,012                  102,146          130,972
  Federal funds sold                          6,987            6,746                   30,528           27,462
                                         ----------        ---------               ----------       ----------
Total interest income                       721,183          716,483                1,438,893        1,424,756
Interest expense:
  Deposits                                  313,530          277,900                  610,086          574,319
  Notes payable and
     other borrowings                           571            2,289                    1,214            2,279
                                         ----------        ---------               ----------       ----------
Total interest expense                      314,101          280,189                  611,300          576,598
                                         ----------        ---------               ----------       ----------
Net interest income                         407,082          436,294                  827,593          848,158

Provision for loan losses                     7,500          101,625                   15,000          127,277
                                         ----------        ---------               ----------       ----------
Net interest income after
   provision for loan losses                399,582          334,669                  812,593          720,881
Other income:
  Service charges on
     deposit accounts                        16,488           18,643                   34,075           38,034
  Other                                      11,145           18,828                   24,035           31,605
                                         ----------        ---------               ----------       ----------
                                             27,633           37,471                   58,110           69,639
Other expenses:
  Salaries and employee benefits            146,579          156,196                  296,940          344,423
  Equipment rentals, depreciation
    and maintenance                          43,933           53,418                   98,607           93,172
  Legal and professional                      3,153           25,680                   50,252           41,014
  Regulatory agency assessments              20,793           21,664                   41,586           43,328
 Other                                       72,623           45,280                   98,928           96,856
                                         ----------        ---------               ----------       ----------
                                            287,081          302,238                  586,313          618,793
                                         ----------        ---------               ----------       ----------
Income before income taxes                  140,134           69,902                  284,390          171,727
Income taxes                                 15,975           12,075                   67,282           32,100
                                         ----------        ---------               ----------       ----------
Net income                               $  124,159        $  57,827               $  217,108       $  139,627
                                         ==========        =========               ==========       ==========
Net income per common and
  common equivalent share                $   149.59        $   69.67               $   261.58       $   165.04




Waterford Bancshares, Inc.
Consolidated Statements of Cash Flows (Unaudited)

                                                                                     Six months ended June 30,
                                                                                      1995             1994
                                                                                -------------    --------------
OPERATING ACTIVITIES
  Net income                                                                      $  217,108      $   139,627
  Adjustments to reconcile net income to net
    cash provided by operating activities:
      Provision for loan losses                                                       15,000          127,277
      Provision for depreciation                                                      41,750           49,150
      Decrease in interest receivable                                                 97,905           17,122
      Increase (decrease) in interest payable                                          5,695           (5,841)
      Other                                                                           36,158           50,503
                                                                                  ----------      -----------
Net cash provided by operating activities                                            413,616          377,838

INVESTING ACTIVITIES
  Purchases of investment securities                                                       0                0
  Maturities of investment securities                                                595,478           77,222
  Net increase in loans                                                             (766,066)        (578,580)
  Net purchases (disposals) of premises and equipment                                 (4,068)           3,052
                                                                                  ----------      -----------
Net cash used by investing activities                                               (174,656)        (498,306)

FINANCING ACTIVITIES
  Decrease in deposits                                                            (2,669,325)      (3,994,053)
  Increase in notes payable                                                                0          112,000
  Treasury stock acquisition                                                               0         (112,330)
  Cash dividends                                                                      (8,300)          (6,848)
                                                                                  ----------      -----------
 Net cash used by financing activities                                            (2,677,625)      (4,001,231)
                                                                                  ----------      -----------

Decrease in cash and cash equivalents                                             (2,438,665)      (4,121,699)
Cash and cash equivalents at beginning of period                                   3,817,886        5,823,000
                                                                                  ----------      -----------
Cash and cash equivalents at end of period                                        $1,379,221      $ 1,701,301
                                                                                  ==========      ===========

Supplemental information:
  Taxes paid                                                                      $   53,000      $    29,500
  Interest paid                                                                      605,605          582,439



                        PRO FORMA FINANCIAL INFORMATION

        The following unaudited pro forma condensed consolidated balance sheet as of June 30, 1995 and the pro forma condensed consolidated statements of income for the six months ended June 30, 1995 and for the year ended December 31, 1994 give effect to the acquisition of 100% of the outstanding shares of Bancshares by SFSC. The pro forma information is based upon the historical financial statements of SFSC and Bancshares, giving effect to the proposed transaction under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements.

        The pro forma statements have been prepared by SFSC management based upon the financial statements of SFSC and Bancshares as of June 30, 1995 and December 31, 1994. All pro forma adjustments related to the annual and interim pro forma statements of income were made as if they had occurred at the beginning of the fiscal year presented and all pro forma adjustments related to the pro forma balance sheet were made as if the acquisition had occurred as of June 30, 1995. The pro forma results may not be indicative of the results that actually would have occurred if the combinations had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the audited financial statements of SFSC and Bancshares contained elsewhere herein or incorporated herein by reference.





           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

State Financial Services Corporation
Pro Forma Consolidated Balance Sheet (Unaudited)
June 30, 1995 (Dollars In Thousands)



                                                                                    Pro Forma                         Pro Forma
                                                         As Reported               Adjustments       Eliminations    Consolidated
                                           -------------------------------        -------------      ------------   ------------
                                           State Financial      Bancshares
                                           ---------------      ----------
ASSETS
Cash and due from banks                       $   11,979         $   1,168       $     (135) (2)                      $   13,012
Federal funds sold                                 3,915               211                                                 4,126
Other short-term investments                       1,000                                                                   1,000
Investment securities - held-to-maturity          34,926            10,612               77  (3)                          45,615
Investment securities - available-for-sale        20,231                                                                  20,231
Investment in Bancshares                               0                              4,575  (5)       (4,575) (5)             0
Loans                                            156,972            24,321              148  (3)                         181,441
Less allowance for loan losses                     2,010               729                                                 2,739
                                              ----------         ---------       ----------                           ----------
Net loans                                        154,962            23,592              148                              178,702
Premises and equipment                             4,287               301              390  (3)                           4,978
Accrued interest receivable                        1,584               247                                                 1,831
Other assets                                       1,642               148                                                 1,790
Goodwill                                             327                 0                                                   327
Branch acquisition premium                            94                 0                                                    94
Organization costs                                    11                 0                                                    11
Cost in excess of net assets of
 business acquired                                     0                 0            1,529  (3)                           1,529
                                              ----------         ---------       ----------                           ----------
                                              $  234,958         $  36,279            6,584           $(4,575)        $  273,246
                                              ==========         =========       ==========           =======         ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
 Demand                                       $   42,890         $   3,514                                            $   46,404
 Savings                                          59,309            10,199                                                69,508
 Other time                                       95,613            17,905                                               113,518
                                              ----------         ---------                                            ----------
Total Deposits                                   197,812            31,618                                               229,430
Notes payable                                         75                 0       $    3,322  (1)                           3,397
Securities sold under agreements to
 repurchase                                        7,850                 0                                                 7,850
Accrued expenses and other liabilities               582                (7)                                                  575
Accrued interest payable                             866                93                                                   959
                                              ----------         ---------       ----------                           ----------
 Total liabilities                               207,185            31,704            3,322                              242,211

 Stockholders' equity
Common Stock
 Common Stock - State Financial                      199                                 21  (1)                             220
 Capital surplus- State Financial                 18,091                              3,241  (1)                          21,332
 Common Stock - Bancshares                                               1                                 (1) (5)             0
 Capital surplus - Bancshares                                        2,099                             (2,099) (5)             0
Retained earnings                                 10,216             2,999                             (2,999) (5)        10,216
Net unrealized holding loss on
 securities available-for-sale                      (208)                                                                   (208)
Treasury Stock - Bancshares                                           (524)                               524  (5)             0
Less:  Guaranteed ESOP obligation                   (525)                                                                   (525)
                                              ----------         ---------       ----------           -------         ----------
                                                  27,773             4,575            6,584            (4,575)            31,035
                                              ----------         ---------       ----------           -------         ----------
                                              $  234,958         $  36,279       $    6,584           $(4,575)        $  273,246
                                              ==========         =========       ==========           =======         ==========


State Financial Services Corporation
Pro Forma Condensed Consolidated Statement of Income (Unaudited)
For the Six Months Ended June 30, 1995 (Dollars in Thousands)

                                                                          Pro Forma                                  Pro Forma
                                                         As Reported      Adjustments          Eliminations         Consolidated
                                          ---------------------------     -----------          ------------         ------------
                                          State Financial   Bancshares
                                          ---------------   ----------
 Interest income:
  Loans
                                          $   7,305        $   1,054          (49)  (4)                              $   8,310
  Investment securities
   Taxable                                    1,189              252         (110)  (4)                                  1,331
   Tax-exempt                                   326              102                                                       428
  Federal funds sold                             21               31                                                        52
                                          ---------          -------     --------                                    ---------
 Total interest income                        8,841            1,439         (159)                                      10,121

 Interest expense:
  Deposits                                    3,015              610                                                     3,625
  Notes payable and other borrowings            141                1          133   (6)                                    275
                                          ---------          -------     --------   ---                              ---------
 Total interest expense                       3,156              611          133                                        3,900
                                          ---------          -------     --------                                    ---------

 Net interest income                          5,685              828         (292)                                       6,221
 Provision for loan losses                       90               15                                                       105
                                          ---------          -------     --------                                    ---------

 Net interest income after provision
  for loan losses                             5,595              813         (292)                                       6,116

 Other income:
  Service charges on deposit accounts           490               34                                                       524
  Merchant services                             329                0                                                       329
  Other                                         382               24                                                       406
                                          ---------          -------                                                 ---------
                                              1,201               58                                                     1,259
 Other expenses:
  Salaries and employee benefits              2,023              297                                                     2,320
  Net occupancy expense                         398               17                                                       415
  Equipment rentals, depreciation and
   maintenance                                  399               82            7                                          488
  Data processing                               269                9                                                       278
  Legal and professional                        146               50                                                       196
  Merchant services                             294                0                                                       294
  Regulatory agency assessments                 219               42                                                       261
  Other                                         898               90           58                                        1,046
                                          ---------          -------     --------                                    ---------
                                              4,646              587           65                                        5,298
                                          ---------          -------     --------                                    ---------
Income before income taxes                    2,150              284         (357)                                       2,077
Income taxes                                    702               67         (101)  (8)                                    668
                                          ---------          -------     --------   ---                              ---------
Net income                                $   1,448          $   217     $   (256)                                   $   1,409
                                          =========          =======     =========                                   =========

 Net income per common and
  common equivalent share                 $    0.74                                                                  $    0.65
 Weighted average common
   shares outstanding
                                          1,944,491                                                                  2,159,373



State Financial Services Corporation
Pro Forma Condensed Consolidated Statement of Income (Unaudited)
For the Year Ended December 31, 1994 (Dollars in Thousands)


                                                                          Pro Forma                          Pro Forma
                                                   As Reported           Adjustments       Eliminations     Consolidated
                                          ----------------------------   -----------       ------------     -------------
                                          State Financial   Bancshares
                                          ---------------   ----------
 Interest income:
  Loans                                  $   12,086        $   2,093           (98)  (4)                      $  14,081
  Investment securities
   Taxable                                    2,126              516          (219)  (4)                          2,423
   Tax-exempt                                   790              240                                              1,030
  Federal funds sold                            226               31                                                257
                                          ---------        ---------     ---------                            ---------
 Total interest income                       15,228            2,880          (317)                              17,791

 Interest expense:
  Deposits                                    4,751            1,118                                              5,869
  Notes payable and other borrowings             22                8           266   (6)                            296
                                          ---------        ---------      --------   ---                      ---------
 Total interest expense                       4,773            1,126           266                                6,165
                                          ---------        ---------      --------                            ---------

 Net interest income                         10,455            1,754          (583)                              11,626
 Provision for loan losses                      120              492                                                612
                                          ---------        ---------      --------                            ---------

 Net interest income after provision
  for loan losses                            10,335            1,262          (583)                              11,014

 Other income:
  Service charges on deposit accounts         1,068               70                                              1,138
  Merchant services                             608                0                                                608
  Other                                         762               48                                                810
                                          ---------        ---------                                          ---------
                                              2,438              118                                              2,556
 Other expenses:
  Salaries and employee benefits              3,633              676                                              4,309
  Net occupancy expense                         783               33                                                816
  Equipment rentals, depreciation and
   maintenance                                  933              153            12   (4)                          1,098
  Data processing                               609               12                                                621
  Legal and professional                        289               99                                                388
  Merchant services                             519                0                                                519
  Regulatory agency assessments                 443               86                                                529
  Other                                       1,747              222           117   (4)                          2,086
                                          ---------        ---------      --------   ---                      ---------
                                              8,956            1,281           129                               10,366
                                          ---------        ---------      --------                            ---------
Income before income taxes                    3,817               99          (712)                               3,204
Income taxes                                  1,010              (14)         (202)  (8)                            794
                                          ---------        ---------      --------   ---                      ---------
Net income                                $   2,807        $     113      $   (510)                           $   2,410
                                          =========        =========      ========                            =========

 Net income per common and
  common equivalent share                 $    1.45                                                           $    1.12
 Weighted average common
   shares outstanding
                                          1,940,557                                                           2,155,439




State Financial Services Corporation
Notes to Pro Forma Consolidated Financial Statements (Unaudited)

        Holders of Bancshares Stock will receive a purchase price based on an assumed value of $8,005 for each share of Bancshares Stock held for a total purchase price of $6,644,150 based upon the 830 shares of Bancshares Stock outstanding. See "The Merger -- Exchange Ratio." The aggregate Merger consideration will be paid 50% in exchange for SFSC Common Stock and 50% in the form of either cash or Notes.

        The "Market Value" of SFSC Common Stock for purposes of calculating the exchange ratio was determined in the following manner. On each of the 20 trading days prior to closing, all "bid" and "ask" quotations quoted by all firms then making a market in SFSC Common Stock were averaged to calculate the market quotation for that day (the "Average Quote"). Excluding the one trading day during such period on which the highest Average Quote was reported and the one trading day during such period on which the lowest Average Quote was reported, the remaining Average Quotes were summed and the result divided by 18 to determine the Market Value of SFSC Common Stock used for purposes of calculating the exchange ratio. The Market Value calculated in this manner was subject to collars such that the Market Value would not exceed 110% nor be less than 105% of the net book value of SFSC as of the month preceding the closing. For purposes of the calculations contained herein, the Market Value of SFSC Common Stock is assumed to be $15.46 per share which is equal to 110.0% of SFSC's book value per share as of July 31, 1995 and is the market value actually used for purposes of the Merger. See "The Merger -- Exchange Ratio".

(1) Reflects increase in outstanding common stock as a result of the acquisition of Bancshares by SFSC (dollars in thousands).

                                               SFSC                     Bancshares                SFSC
                                         Investment                          Stock     shares issued @
                                                 in                    Outstanding            517.7878
                                         Bancshares                      Actual #         Exch. Ratio*
                                         ----------                      ---------        ------------
            Bancshares purchase price     $6,644                            830             214,882

* Assumes 50% of the acquisition funded by exchange of SFSC Common Stock.

                                                               SFSC             Capital         Notes       Total
                                                       Common Stock             Surplus        Payable
                                                       ------------             -------        -------      -----
          Issuance of SFSC
               Common Stock & Notes Payable               $   21              $   3,301      $   3,322    $   6,644
          Less:  Costs Associated with SEC
               registration statement                                                60                          60
                                                          ------              ---------      ---------    ---------
                                                          $   21              $   3,241      $   3,322    $   6,584
                                                          ======              =========      =========    =========

     This analysis represents the acquisition of Bancshares by SFSC assuming 50% of Bancshares is acquired in exchange for Notes issued by SFSC for a two year term, fully amortized, at 8%, and 50% is acquired in exchange for SFSC Common Stock. To the extent Bancshares shareholders elect to receive cash as part of the merger consideration, the amount presented as Notes would be reduced and accordingly the Company's cash balances would also be reduced. The Company has sufficient internal resources to fully fund the cash portion of the transaction in the event no Bancshares shareholder elected to receive Notes.

(2)  Estimated out-of-pocket costs of Bancshares acquisition

      Professional fees associated with
        Bancshares acquisition                          $ 75
      Costs associated with SEC registration
        statement                                         60
      Cash payments for fractional shares                  0
                                                        ----
                                                        $135
                                                        ====

(3) Under purchase accounting, Bancshares' assets and liabilities are required to be adjusted to their estimated fair values. The estimated fair value adjustments have been determined by SFSC based upon available information. SFSC cannot be sure that such estimated values represent the fair value that would ultimately be determined at the acquisition date. The following are the pro forma adjustments made to reflect Bancshares' estimated fair values at June 30, 1995.

                 Purchase price of Bancshares                  $6,644
                 Costs of acquisition                              75
                                                               ------
                                                               $6,719
                                                               ======

                 Fair market value adjustments as of June 30, 1995 based upon actual figures:

                 Historical net assets of Bancshares at
                 June 30, 1995                                 $4,575

                 Investment securities                             77
                 Premises and equipment                           390
                 Loans                                            148
                 Cost in excess of net assets
                    of business acquired                        1,529
                                                               ------
                                                               $6,719
                                                               ======

(4) For purposes of determining the pro forma effect of the Bancshares acquisition on the Consolidated Statement of Income, the following pro forma adjustments have been made as if the acquisition had occurred as of January 1, 1994.



                                                                    Six months ended                 Year ended
                                                                       June 30, 1995          December 31, 1994
                                                                       -------------          -----------------
      (A)  Yield adjustment for interest on investments
           (3 year amortization - straight line)                          (110)                      (219)

      (B)  Depreciation on Building Adjustment--
           Bancshares (31.5 years straight line)                            (7)                       (12)

      (C)  Yield adjustment for interest on loans                          (49)                       (98)

      (D)  Amortization of cost in excess of net assets acquired
           -- Bancshares (14 year amortization - straight line)             58                        117

(5)   Intercompany eliminated entry.

(6) Interest on Notes for one year at 8% per year, assuming all Bancshares shareholders elect to receive Notes instead of cash. To the extent Bancshares shareholders elect to receive cash, or exercise dissenters' rights and are accordingly paid in cash, and to the extent the actual interest rate is less than the maximum 8%, the actual amount of interest expense related to the Notes would be less.


(7) Interest on Notes for two quarters at 8% per year, assuming all Bancshares shareholders elect to receive Notes instead of cash. To the extent Bancshares shareholders elect to receive cash, or exercise dissenters' rights and are accordingly paid in cash, and to the extent the actual interest rate is less than the maximum 8%, the actual amount of interest expense related to the Notes would be less.

(8) The following table sets forth the tax benefits of the pro forma adjustments to the Consolidated Statements of income. All adjustments assume a 34% tax rate.

                                                             Six months ended            Year ended
                                                                June 30, 1995     December 31, 1994
                                                                -------------      ----------------
     Tax benefit of interest on notes interest                             45                    90
     Tax benefit of building FMV adjustment                                 2                     4
     Tax benefit of loan FMV adjustment                                    17                    33
     Tax benefit of yield adjustment for interest on investments           37                    75
                                                                          ---                   ---
                                                                          101                   202
                                                                          ===                   ===

     The amortization of cost in excess of net assets acquired is not deductible for tax purposes.